UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2021

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 24, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Summit Therapeutics Inc. (the “Company”, “we” or “our”) (i) dismissed PricewaterhouseCoopers LLP, United Kingdom (“PwC UK”), as the Company’s independent registered public accounting firm, and (ii) appointed PricewaterhouseCoopers LLP, United States (“PwC US”) to serve as our independent registered public accounting firm for the year ending December 31, 2021, including performing reviews of the interim quarterly periods ending June 30, 2021 and September 30, 2021. The decision to dismiss PwC UK and appoint PwC US was made by the Audit Committee in connection with the Company’s increasing presence and operations in the United States.

The reports of PwC UK on the consolidated financial statements of the Company for the years ended December 31, 2020 and December 31, 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through May 24, 2021, (i) there were no disagreements with PwC UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC UK’s satisfaction, would have caused PwC UK to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC UK with a copy of the disclosure contained in this Current Report on Form 8-K prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”) and requested that PwC UK furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of PwC UK’s letter, dated May 26, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent years ended December 31, 2020 and December 31, 2019 and in the subsequent interim period through May 24, 2021, neither the Company nor anyone on its behalf consulted PwC US regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided to the Company that PwC US concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from PwC UK to the Securities and Exchange Commission, dated May 26, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: May 26, 2021	By:	/s/ Michael Donaldson
Michael Donaldson
Chief Financial Officer